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                               PURCHASE AGREEMENT

                                     Between

                          FAIR, ISAAC AND COMPANY, INC.

                                       And

                         LEASE PLAN NORTH AMERICA, INC.



                                  May 15, 1998


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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1. INTERPRETATION......................................................1
1.01.      Definitions.........................................................1
1.02.      Rules of Construction...............................................2

SECTION 2. OPTIONAL PURCHASE BY LESSEE DURING THE TERM.........................2
2.01.      Term Purchase Option................................................2
2.02.      Partial Purchase Option.............................................3

SECTION 3. OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE........................4
3.01.      Alternative.........................................................4
3.02.      Marketing Option....................................................4
3.03.      Expiration Date Purchase Option.....................................9

SECTION 4. TERMS OF ALL PURCHASES.............................................10
4.01.      Representations and Warranties of Parties..........................10
4.02.      "As Is" Purchase...................................................12
4.03.      Release............................................................12
4.04.      Permits, Approvals, Etc. ..........................................13
4.05.      Costs..............................................................13
4.06.      Lessee's Expiration Date and Partial Purchase Date
             Payment Obligations..............................................13
4.07.      Lessor Liens.......................................................14
4.08.      Transfer Documents.................................................14
4.09.      Casualty and Condemnation Proceeds.................................14
4.10.      Payments...........................................................15
4.11.      Environmental Reports..............................................15
4.12.      Further Assurances.................................................15

SECTION 5. MISCELLANEOUS......................................................15
5.01.      Notices............................................................15
5.02.      Waivers, Amendments................................................15
5.03.      Successors and Assigns.............................................15
5.04.      No Third Party Rights..............................................16
5.05.      Partial Invalidity.................................................16
5.06.      Governing Law......................................................16
5.07.      Counterparts.......................................................16

                                       -i-

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                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page

5.08.      Nature of Lessee's Obligations.....................................16

                                      -ii-

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                                TABLE OF CONTENTS


EXHIBITS

         A(1)     Notice of Term Purchase Option Exercise (2.02)
         A(2)     Notice of Partial Purchase Option Exercise (2.02)
         B        Notice of Marketing Option Exercise (3.01)
         C        Notice of Expiration Date Purchase Option Exercise (3.02)
         D        Deed (Lessor) (4.08(a))
         E        Bill of Sale (Lessor) (4.08(a))

                                       7-i-

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                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (this "Agreement" herein), dated as of May 15, 1998, is entered into by and between:

                  (1) FAIR, ISAAC AND COMPANY, INC., a Delaware corporation ("Lessee"); and

                  (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lessor").


                                    RECITALS

         A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a lease facility pursuant to which:

                  (1) Lessor would (a) purchase certain property designated by Lessee, (b) lease such property to Lessee, (c) appoint Lessee as Lessor's agent to make certain improvements to such property, (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

                  (2) The Participants would participate in such lease facility by (a) funding the purchase price and other advances to be made by Lessor, and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

         B. Pursuant to a Participation Agreement dated as of May 15, 1998 (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms for the purchase of the Property by Lessee from Lessor.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

         1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in

                                                                   EXHIBIT 10.40

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this  Agreement  or any other  Operative  Document,  shall  have the  respective meaning given to that term in such Schedule 1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

         1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. OPTIONAL PURCHASE BY LESSEE DURING THE TERM.

         2.01. Term Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.01), Lessee may, at its option on any Business Day prior to the Scheduled Expiration Date of the Lease Agreement, terminate the Lease Agreement and purchase all of the Property (the "Term Purchase Option").

                  (a) Notice of Term Purchase Option Exercise. Lessee shall notify Lessor of Lessee's exercise of the Term Purchase Option by delivering to Lessor an irrevocable written notice in the form of Exhibit A(1), appropriately completed (the "Notice of Term Purchase Option Exercise"), which states that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date thereof pursuant to Paragraph 4.01 of the Lease Agreement and purchase all of the Property pursuant to this Paragraph 2.01 and specifies the Business Day on which such termination and purchase are to occur (which date, after the delivery of such notice, shall be the Expiration Date). Lessee shall give the Notice of Term Purchase Option Exercise to Lessor at least ten (10) Business Days prior to the Business Day on which such termination and purchase are to occur. The Notice of Term Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Term Purchase Option Exercise initially delivered by facsimile.

                  (b) Term Purchase Option Purchase Price. Lessee shall pay to Lessor on the Expiration Date, as the purchase price for the Property, an amount equal to the Outstanding Lease Amount on such date.

                  (c) Effect of Certain Events. Lessee may exercise the Term Purchase Option as provided in this Paragraph 2.01, notwithstanding (i) the prior election by Lessee to exercise the Partial Purchase Option pursuant to Paragraph 2.02, the Marketing Option pursuant to Paragraph
         3.01 and Paragraph 3.02 or the Expiration Date Purchase Option pursuant to Paragraph 3.01 and Paragraph 3.03, provided that Lessor completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement prior to the Scheduled Expiration Date and Lessor has not previously entered into an agreement with a Designated Purchaser or an Assignee Purchaser to sell the Property or (ii) the occurrence of any Event of Default or the exercise by the Lessor Parties of any of their rights or remedies under the Operative Documents following the occurrence of such Event of Default, provided that such exercise by Lessee of the Term Purchase Option

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         after the  occurrence  of any Event of Default  shall not  require  the
         Lessor Parties to cease exercising such rights and remedies unless and until Lessee completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement.

         2.02. Partial Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.02), Lessee may from time to time, at its option on any Business Day prior to the Scheduled Expiration Date of the Lease Agreement, without terminating the Lease Agreement, purchase one or more legal parcels of property included in any Tract (a "Sub-Tract Parcel") of the Property (the "Partial Purchase Option").

                  (a) Notice of Partial Purchase Option Exercise. Lessee shall notify Lessor of Lessee's exercise of the Partial Purchase Option by delivering to Lessor an irrevocable written notice in the form of Exhibit A(2), appropriately completed (the "Notice of Partial Purchase Option Exercise"), which states that Lessee is exercising its right to purchase one or more Sub-Tract Parcels of the Property (but less than all of the Property) prior to the Scheduled Expiration Date pursuant to this Paragraph 2.02 and specifies (i) the Sub-Tract(s) so to be purchased and (ii) the Business Day on which such purchase is to occur (a "Partial Purchase Date"). Lessee shall give each Notice of Partial Purchase Option Exercise to Lessor at least ten (10) Business Days prior to the Partial Purchase Date on which a purchase is to occur. Each Notice of Partial Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Partial Purchase Option Exercise initially delivered by facsimile.

                  (b) Partial Purchase Option Purchase Price. Lessee shall pay to Lessor on each Partial Purchase Date, as the purchase price for each Sub-Tract of Property to be purchased on such date, an amount equal to the purchase price of such Sub-Tract, as set forth on Schedule 1 to Exhibit A(2) (the "Sub-Tract Purchase Price")

                  (c) Conditions to Exercise of Partial Purchase Option. The purchase by Lessee on any Partial Purchase Date of any Sub-Tract of Property pursuant to this Paragraph 2.02 is subject to receipt by Lessor, on or prior to such Partial Purchase Date, of new Expiration Date Appraisals for all Sub-Tracts and Tracts of Property that are to remain subject to the Lease Agreement after such Partial Purchase Date, which appraisals (i) each shall be dated a recent date prior to such Partial Purchase Date and (ii) together shall assess the aggregate Fair Market Value of all such remaining Sub-Tracts and Tracts of Property at not less than the Outstanding Lease Amount that will remain after application of all amounts to be applied thereto on such Partial Purchase Date.

                  (d) Limitations to Exercise of Partial Purchase Option as to the Tract 2 Land. Such other limitations with respect to the exercise of the Partial Purchase Option on the Sub-Tracts within the Tract 2 Land as Lessor may reasonably request prior to the Tract 2 Acquisition Date.

                  (e) Upon delivery of any revised Expiration Date Appraisal pursuant to Subparagraph 5.01(h) of the Participation Agreement,
         Schedule 1 to Exhibit  A-2 shall be

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         revised in accordance with such revised Expiration Date Appraisal.

SECTION 3. OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE.

         3.01. Alternative. Unless Lessee has exercised the Term Purchase Option, on the Expiration Date of the Lease Agreement, Lessee shall either:

                  (a) Marketing Option. Cause another Person to complete the purchase of the Property pursuant to Paragraph 3.02 (the "Marketing Option"); or

                  (b) Expiration Date Purchase Option. Purchase the Property itself pursuant to Paragraph 3.03 (the "Expiration Date Purchase Option").

Lessee shall elect either the Marketing Option or the Expiration Date Purchase Option by delivering to Lessor, not less than six (6) months prior to the Scheduled Expiration Date for the Lease Agreement, either (i) a written notice in the form of Exhibit B, appropriately completed (the "Notice of Marketing Option Exercise"), or (ii) a written notice in the form of Exhibit C, appropriately completed (the "Notice of Expiration Date Purchase Option Exercise"); provided, however, that (A) Lessee shall be deemed to have elected the Expiration Date Purchase Option if it fails to deliver either notice as required by this sentence; (B) Lessee's election of the Expiration Date Purchase Option (whether expressly by a notice so delivered or implicitly by the failure to deliver any notice) shall be irrevocable; and (C) Lessee may not elect the Marketing Option if (1) the Expiration Date has been accelerated to an earlier Termination Date following a Marketing Option Event of Default under the Lease Agreement or (2) the conditions set forth in Paragraph 3.03 of the Participation Agreement are not satisfied on the date Lessee delivers its election notice or on the Expiration Date of the Lease Agreement (unless, in each case, the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement). The Notice of Marketing Option Exercise or the Notice of Expiration Date Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver to Lessor the original of any such notice initially delivered by facsimile.

         3.02. Marketing Option.

                  (a) General. If Lessee elects to exercise the Marketing Option by delivering to Lessor a Notice of Marketing Option Exercise pursuant to Paragraph 3.01, Lessee shall (i) locate a purchaser which satisfies the requirements set forth in this Paragraph 3.02, (ii) arrange for such purchaser to purchase the Property on the Expiration Date for a purchase price which is not less than the lesser of (A) the sum of the total Tranche B Proportionate Share and total Tranche C Proportionate share of the Outstanding Lease Amount and (B) the Fair Market Value of the Property, and (iii) otherwise comply, or cause compliance with, the requirements of this Paragraph 3.02 and the other applicable provisions of this Agreement.

                  (b) Lessee's Marketing Obligations.

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                           (i)  Initial  Marketing  Period.  During  the  period
                  beginning on the date Lessee delivers the Notice of Marketing Option Exercise and ending on the date which is four (4) months prior to the Expiration Date of the Lease Agreement (the "Initial Marketing Period"), Lessee shall use reasonable efforts to solicit Conforming Bids from potential purchasers of the Property. On or prior to the last day of the Initial
                  Marketing   Period,   Lessee  shall   deliver  to  Lessor  any
                  Conforming Bid selected by Lessee (the "Initial Bid"). If the purchase price specified in the Initial Bid is equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall accept such bid and Lessee shall have no further obligations to solicit additional bids.

                           (ii) Secondary  Marketing  Period. If Lessee does not
                  submit an Initial Bid or if the purchase price specified in the Initial Bid is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor may reject such bid and Lessee shall, during the period which begins on the day following the Initial Marketing Period and ends on the date two (2) months prior to the Expiration Date of the Lease Agreement (the "Secondary Marketing Period"):

                                    (A)  Use  its  best   efforts   to   solicit
                           additional Conforming Bids, including the engagement of experienced and knowledgeable brokers;

                                    (B) Furnish to each Lessor  Party  copies of
                           all bids and otherwise provide each Lessor Party with such information relating to the marketing of the Property as such Person may reasonably request in writing;

                                    (C)  Agree  to  provide  to  all   potential
                           purchasers   all   customary   seller's   indemnities
                           (including        environmental         indemnities),
                           representations and warranties regarding the Property (including the title to, except for Lessor Liens, and condition of the Property);

                                    (D) Furnish to each Lessor  Party  copies of
                           environmental reports, architect's certificates, licenses, permits and other evidence reasonably requested by such Person to establish that no Default has occurred and is continuing under the Lease Agreement;

                                    (E)  Permit any  Lessor  Party or  potential
                           purchaser to inspect the Property and the maintenance records for the Property upon reasonable prior written notice and during normal business hours and provide to each such Person all information regarding the Property reasonably requested by such Person in writing;

                                    (F) Take all other  commercially  reasonable
                           steps to secure the best price for the Property; and

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                                    (G) Submit to Lessor on or prior to the last
                           day of the Secondary Marketing Period any Conforming Bid selected by Lessee with a purchase price which is equal to or greater than the sum of the total Tranche
                           B  Proportionate   Share  and  the  total  Tranche  C
                           Proportionate Share of the Outstanding Lease Amount or, if no such Conforming Bid was received by Lessee, the highest Conforming Bid received by Lessee during the Secondary Marketing Period.

                  During the Secondary Marketing Period, any Lessor Party shall have the right to submit one or more bids or solicit bids from other Persons.

                  (c) Conforming Bids. Each bid must meet each of the following requirements (each such bid to be referred to herein as a "Conforming Bid"):

                           (i) The bid may be submitted by any Person other than
                  (A) a Person which is an Affiliate of Lessee or (B) a Person which has an agreement (whether express or implied) with Lessee or any of its Affiliates to sell, lease or otherwise make available to Lessee or any of its Affiliates any portion of the Property;

                           (ii) The bidder must agree in writing to purchase the
                  Property on the Expiration Date of the Lease Agreement for a purchase price to be paid in cash which is not less than the lesser of (A) the sum of the total Tranche B Proportionate Share and the Tranche C Proportionate Share of the Outstanding Lease Amount on such date and (B) the Fair Market Value of the Property on such date;

                           (iii) The bidder must agree to purchase  the Property
                  "as is" without any representations, warranties or indemnities, except for (A) any representations, warranties or indemnities provided by Lessor and Lessee pursuant to Subparagraph 4.01(b) and (B) any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b); and

                           (iv) The  bidder  must agree to be bound by the other
                  terms and conditions of this Agreement applicable to bidders.

                  (d) Lessor's Obligation to Accept Bids. If, at any time on or prior to the last day of the Secondary Marketing Period, Lessee submits to Lessor a Conforming Bid under this Paragraph 3.02 with a purchase price which is equal to or greater than the sum of the total Tranche B Proportionate Share and the Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall accept such bid. If Lessee submits to Lessor a Conforming Bid under this Paragraph 3.02 with a purchase price which is less than the sum of the total Tranche B Proportionate Share and the Tranche C Porportionate Share of the Outstanding Lease Amount, Lessor shall not accept such bid unless approved by Lessor and Required Participants. If Lessee fails to submit a bid to Lessor on or prior to the last day of the Secondary Marketing Period which Lessor is so required to accept, Lessor shall retain the Property after the Expiration Date of the Lease Agreement; provided, however, that Lessee's payment obligations on such Expiration Date shall be

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         limited to the amounts payable pursuant to clause (iii) of Subparagraph
         4.06(a) if (i) Lessor retains the Property after Lessee submits a Conforming Bid on or prior to the last day of the Secondary Marketing Period in accordance with clause (ii) of Subparagraph 3.02(b) and (ii) the Marketing Option has not terminated prior to such Expiration Date pursuant to Subparagraph 3.02(f). Lessor shall notify Lessee of Lessor's election to retain the Property by delivering to Lessee, at least ten (10) days prior to the Expiration Date of the Lease Agreement, a written notice of such election.

                  (e) Purchase Price. If Lessor accepts any bid by any Person, such Person (the "Designated Purchaser") shall pay to Lessor on the Expiration Date of the Lease Agreement, as the purchase price for the Property, the amount set forth in such bid as the purchase price.

                  (f) Termination of the Marketing Option. Lessee's right to exercise the Marketing Option shall immediately terminate and Lessee shall purchase the Property on the Expiration Date of the Lease Agreement pursuant to Paragraph 3.03 if (i) Lessee fails to comply with any of its obligations under this Paragraph 3.02; (ii) a Marketing Option Event of Default under the Lease Agreement occurs after Lessee delivers the Notice of Marketing Option Exercise; (iii) the conditions precedent set forth in Paragraph 3.03 of the Participation Agreement are not satisfied on the Expiration Date of the Lease Agreement (unless the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement); or (iv) the Designated Purchaser fails to consummate the purchase of the Property on the Expiration Date of the Lease Agreement in accordance with its accepted bid and this Agreement, without regard to the reason for such failure (except as otherwise provided in the following proviso); provided, however, that, if the Designated Purchaser fails to consummate the purchase of the Property on the Expiration Date solely due to Lessor's failure to remove Lessor Liens or deliver the required deed and bill of sale or other documents required to be delivered by Lessor hereunder, Lessee's right to exercise the Marketing Option shall not terminate, Lessee shall not be required to purchase the Property on the Expiration Date and Lessee's payment obligations on the Expiration Date shall be limited to the amounts set forth in clause (ii) of Subparagraph 4.06(a) (determined as if the purchase by the Designated Purchaser had been consummated).

                  (g) Residual Value Guaranty Amount and Indemnity Amount. Unless Lessee's right to exercise the Marketing Option has terminated and Lessee is required to purchase the Property on the Expiration Date of the Lease Agreement pursuant to Paragraph 3.03, Lessee shall pay to Lessor on such Expiration Date the following:

                           (i) An amount (the "Residual Value Guaranty  Amount")
                  equal to the total Tranche A Proportionate Share of the Outstanding Lease Amount on such date; and

                           (ii) An amount (the "Indemnity  Amount") equal to the
                  decrease, if any, between the Commencement Date and the Expiration Date of the Lease Agreement in the Fair Market Value of the Property caused by (A) any representation or warranty of Lessee or any of its Affiliates regarding the Property set forth in any of the Operative Documents proving to be false or inaccurate when made, (B) the existence of, or the failure of Lessee to pay any Governmental Charge, Indebtedness or other obligation which might give rise to, any Liens in the Property (other than Permitted Property Liens), (C) the failure of Lessee to complete any New Improvements or any Modifications or (D) any other failure of Lessee to comply with any of its obligations regarding the Property set forth in any of the Operative Documents;

         Provided, however, that (A) Lessee shall not be obligated to pay any Residual Value Guaranty Amount or Indemnity Amount if the purchase price paid to Lessor equals or exceeds the Outstanding Lease Amount on such date and (B) the sum of any Residual Value Guaranty Amount and Indemnity Amount payable to Lessor on the Expiration Date of the Lease Agreement shall not exceed the deficiency, if any, between such Outstanding Lease Amount and such purchase price.

                  (h) Determination of Fair Market Value and Indemnity Amount. If the purchase price specified in the Initial Bid is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor may, on or prior to the last day of the Secondary Marketing Period (if Lessee has not previously delivered to Lessor a Conforming Bid with a purchase price equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount), deliver to Lessee a written notice of Lessor's determination of the current Fair Market Value of the Property and the Indemnity Amount. To determine such amounts, Lessor shall obtain Appraisals of the Property which set forth:

                           (i) A current  Appraisal  of the Fair Market Value of
                  the Property in its then existing condition (the "Current Appraisal"); and

                           (ii) An  Appraisal  of the Fair  Market  Value of the
                  Property which assumes that (A) all representations and warranties regarding the Property made by Lessee or any of its Affiliates in any of the Operative Documents were true and correct when made; (B) Lessee has maintained the Property in compliance with all applicable Governmental Rules, Insurance Requirements and the Operative Documents; (C) Lessee has completed all Modifications and any other New Improvements in a good and workmanlike manner and otherwise as required by the Operative Documents; (D) Lessee has repaired the Property as required by the Operative Documents following any Casualty;
                  (E) Lessee has restored the Property as required by the Operative Documents following any Condemnation; (F) Lessee has paid all Governmental Charges, Indebtedness and other obligations which, if unpaid, might give rise to a Lien (other than a Lessor Lien) on the Property; (G) Lessee has removed all Liens on the Property except for Permitted Property Liens and Lessor Liens; and (H) Lessee has performed all of its other obligations as required by the Operative Documents (the "Assumed Appraisal").

         In the absence of manifest error, (A) the Current Appraisal shall constitute the current Fair Market Value of the Property and (B) the difference between the Current Appraisal and the Assumed Appraisal shall constitute the Indemnity Amount if the Current Appraisal is less than the Assumed Appraisal.

                  (i) Lessee not an Agent. Lessee shall not be an agent for any of the Lessor Parties in arranging for a purchaser of the Property. No Lessor Party shall be bound by any acts of Lessee.

                  (j) Excess Proceeds. If, on the Expiration Date of the Lease Agreement, after the application by Lessor of all amounts received by Lessor on such date to the Outstanding Lease Amount, all unpaid Rent accrued through or due and payable on or prior to such date and all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date, any excess amount remains, Lessor promptly shall pay such excess amount to Lessee.

                  (k) Creditworthiness of Designated Purchaser. Lessee assumes all responsibility for determining the creditworthiness of any potential purchaser on any bid submitted by Lessee to Lessor hereunder. If, after any purchase by a Designated Purchaser hereunder, the purchase price paid by such Designated Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

                  (l) Exercise of Marketing Option After Non-Marketing Option Event of Default. If Lessor notifies Lessee pursuant to Subparagraph 5.03(a) or Subparagraph 5.04(a) of the Lease Agreement that Lessor is terminating the Lease Agreement on a Termination Date which is prior to the Scheduled Expiration Date of the Lease Agreement and the only basis for such early termination is the occurrence of a Non-Marketing Option Event of Default, Lessee may, subject to Paragraph 3.01, elect to exercise the Marketing Option if, not later than five (5) Business Days after it receives from Lessor such notice of early termination, it (i) delivers to Lessor a Notice of Marketing Option Exercise, (ii) delivers to Agent or Participants Cash Collateral as required by clause (ii) of Subparagraph 2.11(a) of the Participation Agreement, (iii) delivers to Lessor an opinion of its counsel as required by clause (ii) of Subparagraph 2.11(a) of the Participation Agreement, and (iv) takes such other actions as may be necessary to grant to Agent first priority perfected security interests in such Cash Collateral in accordance with the Cash Collateral Agreement. Upon the delivery by Lessee to Lessor of a Notice of Marketing Option Exercise and satisfaction of the Cash Collateral requirements set forth in the preceding sentence of this Subparagraph 3.02(l), the Expiration Date of the Lease Agreement shall, if the conditions to the exercise of the Marketing Option set forth in Paragraph 3.01 are satisfied, be extended to the first Business Day that is six (6) months after the date of receipt by Lessor of such Notice of Marketing Option Exercise. Any exercise by Lessee of the Marketing Option pursuant to this Subparagraph 3.02(l) shall be subject to the terms and conditions otherwise set forth in this Agreement.

         3.03. Expiration Date Purchase Option.

                  (a) General. If (i) Lessee elects to exercise the Expiration Date Purchase Option by delivering to Lessor a Notice of Expiration Date Purchase Option Exercise pursuant to Paragraph 3.01; (ii) Lessee elects to exercise the Marketing Option by delivering to Lessor a Notice of Marketing Option Exercise pursuant to Paragraph 3.01 but the Marketing Option terminates pursuant to Subparagraph 3.02(f); or (iii) Lessee fails to deliver to Lessor either notice as required by Paragraph 3.01; Lessee shall purchase the Property on the Expiration Date of the Lease Agreement and otherwise comply, or cause compliance with, the requirements of this Paragraph 3.03 and the other applicable provisions of this Agreement.

                  (b) Purchase Price. If Lessee is purchasing the Property pursuant to the Expiration Date Purchase Option, Lessee shall pay to Lessor on the Expiration Date of the Lease Agreement, as the purchase price for the Property, an amount equal to the Outstanding Lease Amount on such date.

SECTION 4. TERMS OF ALL PURCHASES.

         4.01. Representations and Warranties of Parties.

                  (a) Representations and Warranties of Purchaser. The purchaser of the Property, whether Lessee, an Assignee Purchaser or a Designated Purchaser ("Purchaser") shall represent and warrant to Lessor on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) as follows:

                           (i) Such  Person is a legal  entity  duly  organized,
                  validly existing and in good standing under the laws of its jurisdiction of organization or an individual with legal capacity to purchase the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date).

                           (ii) The execution,  delivery and performance by such
                  Person of each document, instrument and agreement executed, or to be executed, by such Person in connection with its purchase of the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) (the "Purchase Documents") and the consummation of the transactions contemplated thereby
                  (A) are within the power of such Person and (B) have been duly authorized by all necessary actions on the part of such Person.

                           (iii) Each Purchase Document executed, or to be executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                           (iv)  Such   Person   has  not  (A)  made  a  general
                  assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person 's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

                           (v) Such Person is not a "party in  interest"  within
                  the meaning of Section 3(14) of the ERISA, with respect to any investor in or beneficiary of Lessor.

                  (b) Representations and Warranties of Lessor and Lessee. Each of Lessor and Lessee shall represent and warrant to Purchaser (and Lessee also shall represent and warrant to Lessor if Lessor is to retain the Property) on the Expiration Date of the Lease Agreement as follows:

                           (i) Such  Person  is a  corporation  duly  organized,
                  validly existing and in good standing under the laws of its jurisdiction of organization.

                           (ii) The execution,  delivery and performance by such
                  Person of each Purchase Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (A) are within the power of such Person and (B) have been duly authorized by all necessary actions on the part of such Person.

                           (iii) Each Purchase Document executed, or to be executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                           (iv)  Such   Person   has  not  (A)  made  a  general
                  assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

         In addition to the foregoing, (A) Lessee shall represent and warrant to the Designated Purchaser (or Lessor if Lessor is to retain the Property) on the Expiration Date of the Lease Agreement that no Liens are attached to the Property, except for Permitted Property Liens, and
         (B) Lessor shall  represent and warrant to Purchaser on the  Expiration

         Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) that no Lessor Liens are attached to the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the portion to be purchased). Except for the foregoing representations and warranties to be made by Lessor on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date), no Lessor Party shall make any representation or warranty regarding the Property or the sale of the Property. Lessee shall make such additional representations and warranties as it may be required to make pursuant to clause (ii) of Subparagraph 3.02(b).

                  (c) Survival of Representations and Warranties. The representations and warranties of Purchaser, Lessor and Lessee shall survive for a period of twelve (12) months after the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date). Any claim which any such party may have at any time against any other such party for a breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice within such twelve (12) month period shall not be valid or effective, and the party shall have no liability with respect thereto.

         4.02. "As Is" Purchase. All purchases of the Property hereunder shall be "as is, with all faults" and without any representations, warranties or indemnities except for any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b) or by Lessor or Lessee pursuant to Subparagraph 4.01(b). Purchaser shall specifically acknowledge and agree that Lessor is selling and Purchaser is purchasing the Property on an "as is, with all faults" basis and that Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from any Lessor Party, its agents, or brokers as to any matters concerning the Property (except for any representations and warranties provided by Lessor pursuant to Subparagraph 4.01(b)), including (a) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term of the Lease Agreement); (b) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (c) the value, habitability, useability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any Casualty or Condemnation; or (i) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement.

         4.03. Release. Without limiting the foregoing, Purchaser shall, on behalf of itself and its successors and assigns, waive its right to recover from, and forever release and discharge, Lessor and the other Indemnitees from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including attorneys' fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the physical condition of the Property or any Governmental Rule applicable thereto, including any Environment Law. Purchaser shall expressly waive the benefits of Section 1542 of the

California Civil Code, which provides that, "a general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known to him must have materially affected the settlement with the debtor."

         4.04. Permits, Approvals, Etc. Lessee shall obtain all permits, licenses and approvals from and make all filings with Governmental Authorities and other Persons, comply and cause compliance with all applicable Governmental Rules and take all other actions required for the marketing, purchase and sale of the Property.

         4.05. Costs. Lessee shall pay directly, without deduction from the purchase price or any other amount payable to Lessor hereunder, all costs and expenses of Lessee and Lessor associated with the marketing and sale of the Property, including brokers' fees and commissions; title insurance premiums; survey charges; utility, tax and other prorations; fees and expenses of environmental consultants and attorneys; appraisal costs; escrow fees; recording fees; documentary, transfer and other taxes; and all other fees, costs and expenses which might otherwise be deducted from the purchase price or any other amount payable to Lessor hereunder.

         4.06. Lessee's Expiration Date and Partial Purchase Date Payment Obligations.

                  (a) Expiration Date. On the Expiration Date of the Lease Agreement, Lessee shall pay to Lessor the following:

                           (i) Purchase by Lessee. If the Property is to be purchased by Lessee or an Assignee Purchaser on such date, (i) the purchase price payable by Lessee, (ii) all unpaid Rent accrued through or due and payable on or prior to such date and (iii) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date;

                           (ii) Purchase by a Designated Purchaser. If the Property is to be purchased by a Designated Purchaser on such date, (i) the Residual Value Guaranty Amount (subject to the provisos set forth at the end of Subparagraph 3.02(g)), (ii) the Indemnity Amount (subject to the provisos set forth at the end of Subparagraph 3.02(g)), (iii) all unpaid Rent accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date; or

                           (iii) Retention by Lessor. If the Property is to be retained by Lessor on such date pursuant to Subparagraph 3.02(d), (i) the Residual Value Guaranty Amount, (ii) the Indemnity Amount, (iii) all unpaid Rent accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date.

                  (b) Partial Purchase Date. On any Partial Purchase Date, Lessee shall pay to Lessor (i) the purchase price for the Sub-Tract(s) of Property to be purchased on such date, (ii) all unpaid Rent attributable to such Sub-Tract(s) of Property accrued through or due and payable on or prior to such date and (iii) all other amounts attributable to such Sub-Tracts of Property , if any, due and payable by Lessee under the Operative Documents on or prior to such date.

         4.07. Lessor Liens. Lessor shall remove all Lessor Liens from the Property on or before the Expiration Date of the Lease Agreement.

         4.08. Transfer Documents.

                  (a) Expiration Date.

                           (i) Lessor. Subject to receipt by Lessor on the Expiration Date of the Lease Agreement of the full amount of the following, without any setoff, deduction or reduction of any kind:

                                    (A) In the case of a  transfer  to Lessee or
                           an Assignee Purchaser, all amounts payable by Lessee pursuant to clause (i) of Subparagraph 4.06(a); or

                                    (B)  In  the  case  of  a   transfer   to  a
                           Designated Purchaser, (A) the purchase price payable by the Designated Purchaser and (B) all amounts payable by Lessee pursuant to clause (ii) of Subparagraph 4.06(a);

                  Lessor shall transfer its interest in the Property to Purchaser on the Expiration Date of the Lease Agreement (unless Lessor is to retain the Property) by executing and delivering to Purchaser a Deed in substantially the form of Exhibit D and a Bill of Sale in substantially the form of Exhibit E.

                           (ii) Lessee. On the Expiration Date of the Lease Agreement, unless Lessee is to purchase the Property, Lessee shall transfer its interest in the Property to the Designated Purchaser or the Assignee Purchaser (or Lessor if Lessor is to retain the Property) by executing and delivering to such Person a Deed in substantially the form of Exhibit F, a Bill of Sale in substantially the form of Exhibit G and such other documents, instruments and agreements as such Person may reasonably request.

                  (b) Partial Purchase Date. Subject to receipt by Lessor on any Partial Purchase Date of all amounts payable by Lessee pursuant to Subparagraph 4.06(b), without any setoff, deduction or reduction of any kind, Lessor shall transfer its interest in the Tracts of Property to be purchased on such date to Lessee by executing and delivering to Lessee a Deed in substantially the form of Exhibit D, a Bill of Sale in substantially the form of Exhibit E and such other documents, instruments and agreements as Lessee may reasonably request

         4.09. Casualty and Condemnation Proceeds. If, on the Expiration Date of the Lease Agreement, any Casualty and Condemnation Proceeds are held by Lessor in a Repair and Restoration Account or otherwise, Lessor shall (a) if Lessee is to purchase the Property on the Expiration Date of the Lease Agreement and Lessee shall so direct, apply such proceeds to the purchase price to be paid by Lessee or (b) in all other cases, release such proceeds to Lessee; provided, however, that Lessor shall not have any obligation so to apply or release such proceeds unless Lessee and/or any Designated Purchaser has complied with all of the terms and conditions of this Agreement.

         4.10. Payments. Purchaser, Lessor and Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due.

         4.11. Environmental Reports. Lessee shall obtain and deliver to Lessor, not later than one (1) month prior to the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, prior to the applicable Partial Purchase Date), copies of all reports or documents (not previously delivered to Lessor) that update the Environmental Reports with respect to the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, with respect to the applicable portion thereof) prepared by environmental consultants acceptable to Lessor and a database report prepared by such environmental consultants with respect to the properties adjoining the Property (or the applicable portion thereof).

         4.12. Further Assurances. Lessee shall, and shall cause any Designated Purchaser to, execute and deliver such documents, instruments and agreements and take such other actions as Lessor may reasonably request to effect the purposes of this Agreement and comply with the terms hereof. Similarly, Lessor shall execute and deliver such documents, instruments and agreements and take such other actions as Lessee or a Designated Purchaser may reasonably request to effect the purposes of this Agreement and comply with the terms hereof.

SECTION 5. MISCELLANEOUS.

         5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

         5.02. Waivers, Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         5.03. Successors and Assigns.

                  (a) General. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement and in Subparagraph 5.03(b).

                  (b) Assignment by Lessee of Purchase Rights. Lessee may assign to a third party (an "Assignee Purchaser") its right to purchase the Property pursuant to the Term Purchase Option, the Partial Purchase Option or the Expiration Date Purchase Option;

         provided, however, that (i) such an assignment shall not relieve Lessee of its obligations to consummate or cause the consummation of any such purchase in accordance with the terms of this Agreement and (ii) Lessee assumes all responsibility for determining the creditworthiness of any such Assignee Purchaser. If, after any purchase by an Assignee Purchaser hereunder, the purchase price paid by such Assignee Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

         5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

         5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         5.08. Nature of Lessee's Obligations.

                  (a) Independent Obligation. The obligation of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 5.08(c).

                  (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay all amounts hereunder and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 5.08(c).

                  (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term of the Lease Agreement); (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, useability, design, operation or fitness for use of the Property; (iv) the availability or adequacy of utilities and other services to the Property; (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that this Paragraph 5.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.

                          [The signature page follows.]

         IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.


LESSEE:                                    FAIR, ISAAC AND COMPANY, INC.,
                                           a Delaware corporation

                                           By:_________________________________
                                              Name:  Michael C. Gordon
                                              Title: Vice President--Facilities
                                                     Administration


LESSOR:                                    LEASE PLAN NORTH AMERICA, INC.,
                                           an Illinois corporation

                                           By:__________________________________
                                              Name:  Jamie Dillon
                                              Title: Attorney-in-Fact

                                  EXHIBIT A(1)

                     NOTICE OF TERM PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan North America, Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1. Reference is made to the following:

                  (a) The Participation Agreement, dated as of May 15, 1998 (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

                  (b) The Lease Agreement, dated as of ____________, 1998 (the "Lease Agreement"), between Lessee and Lessor; and

                  (c) The Purchase Agreement, dated as of ____________, 1998 (the "Lease Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 4.01(a) of the Lease Agreement and Paragraph 2.01 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessor that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date of the Lease Agreement and purchase the Property on [_________, ____] (which date is a Scheduled Rent Payment Date and which date, after the delivery of this notice, shall be the Expiration Date of the Lease Agreement).

         IN WITNESS WHEREOF, Lessee has executed this Notice of Term Purchase Option Exercise on the date set forth above.


                                                FAIR, ISAAC AND COMPANY, INC.,
                                                a Delaware corporation

                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                  EXHIBIT A(2)

                   NOTICE OF PARTIAL PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan North America, Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1.       Reference is made to the following:

                  (a) The Participation Agreement, dated as of May 15, 1998 (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

                  (b) The Purchase Agreement, dated as of May __, 1998 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Paragraph 2.02 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessor that Lessee is exercising its right to purchase a portion of the Property as follows:

                  (a) The Sub-Tract[s] of Property to be purchased is [are] ________________; and

                  (b) The date on which such purchase is to occur is [_________, ____] (which date is a Business Day).

         3. Lessee hereby certifies to Lessor, Agent and the Participants that, on the date of this notice:

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.

                                     A(2)-1

         IN WITNESS WHEREOF, Lessee has executed this Notice of Partial Purchase Option Exercise on the date set forth above.


                                                FAIR, ISAAC AND COMPANY, INC.

                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                     A(2)-2

                                   SCHEDULE 1

                                       TO

                                  EXHIBIT A(2)

                            SUB-TRACT PURCHASE PRICE


-------------------------------------- -----------------------------------------
          Description of Parcel                      Purchase Price

-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

                                     A(2)-3

                                    EXHIBIT B

                       NOTICE OF MARKETING OPTION EXERCISE

                                     [Date]

Lease Plan North America, Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1. Reference is made to the following:

                  (a) The Participation Agreement, dated as of May 15, 1998 (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

                  (b) The Purchase Agreement, dated as of ____________, 1998 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessor that Lessee is electing to exercise the Marketing Option on the Scheduled Expiration Date of the Lease Agreement of [_____, ____].

         3. Lessee hereby certifies to Lessor, Agent and the Participants that, on the date of this notice:

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default (other than a Non-Marketing Option Event of Default under the Lease Agreement) has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.

         IN WITNESS WHEREOF, Lessee has executed this Notice of Marketing Option Exercise on the date set forth above.


                                                FAIR, ISAAC AND COMPANY, INC.,
                                                a Delaware corporation

                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                    EXHIBIT C

               NOTICE OF EXPIRATION DATE PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan North America, Inc.
ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1. Reference is made to the following:

                  (a) The Participation Agreement, dated as of May 15, 1998 (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

                  (b) The Purchase Agreement, dated as of ____________, 1998 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessor that Lessee is electing to exercise the Expiration Date Purchase Option on the Scheduled Expiration Date of the Lease Agreement of [_____, ____].

         IN WITNESS WHEREOF, Lessee has executed this Notice of Expiration Date Purchase Option Exercise on the date set forth above.


                                                FAIR, ISAAC AND COMPANY, INC.,
                                                a Delaware corporation

                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                    EXHIBIT D

RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:

[Purchaser]

__________________
__________________
__________________

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

________________________________________________________________________________


                                 QUITCLAIM DEED

                  FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, LEASE PLAN NORTH AMERICA, INC. , a [_________] ("Grantor"), hereby releases, remises and forever quitclaims to [PURCHASER], a _____________ ("Grantee"), the real property located in the City of [_______], County of [_________], State of California, described on Exhibit A attached hereto and made a part hereof (the "Property"). Grantor is selling and Grantee is purchasing the Property on an "as is, with all faults" basis and that Grantee is not relying on any representations or warranties of any kind whatsoever, express or implied, from Grantor, its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property (including any improvements to the Property); (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person); (c) the value, habitability, useability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any damage to, destruction or, or decrease in the value of all or any portion of the Property or any condemnation or other taking or sale of all or any portion of the Property, by or on account of any actual or threatened eminent domain proceeding or other taking of action by any governmental authority or other person have the power of eminent domain; or (i) the compliance of the Property with any applicable law, rule, regulation, ordinance, order, code, judgment or similar form of decision of any governmental authority or any terms, conditions or requirements imposed by any policies of insurance relating to the Property.


                                 [See Next Page]

                  Executed as of _____, 19__.



                                            LEASE PLAN NORTH AMERICA, INC.,
                                            an Illinois corporation

                                            By:   ______________________________

                                            Its:  ______________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION


Assessor's Parcel No.:  _______________



                                     D(A)-1

State of _____________
County of _____________________
On ___________________ before me, _________________________________________,
         Date                             Name, Title of Officer
personally appeared ___________________________________________________________,
                                         Name(s) of signer(s)

(personally known to me -OR- (proved to me on the basis of satisfactory evidence to be the  person(s)  whose name(s)
                                    is/are  subscribed to the within  instrument
                                    and  acknowledged  to  me  that  he/she/they
                                    executed    the   same   in    his/her/their
                                    authorized   capacity(ies),   and   that  by
                                    his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                                    WITNESS my hand and official seal.
                                    ____________________________________________

                          _____________________, 19__



Marin County Recorder

              Re:    Request That Statement of Documentary
                     Transfer Tax Not be Recorded

Dear Sir:

         Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

         The attached deed names LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, as grantor, and [PURCHASER], a _________________, as grantee.

         The property being transferred and described in the attached deed is located in the City of San Rafael and County of Marin, State of California.

         The amount of Documentary Transfer Tax due on the attached deed is $__________, computed on full value of the property conveyed.


                                            LEASE PLAN NORTH AMERICA, INC.,
                                            an Illinois corporation

                                            By:   ______________________________

                                            Its:  ______________________________

                                    EXHIBIT E

                                  BILL OF SALE

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Seller") does hereby sell, transfer and convey to [PURCHASER], a _________________________ ("Purchaser"), the personal property owned by Seller in connection with that certain real property commonly known as _______________, _________, California, including, without limitation, the personal property itemized on Schedule 1 attached hereto and incorporated herein by this reference (the "Property").

         Seller is selling and Purchaser is purchasing the Property on an "as is, with all faults" basis and Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from Seller, its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property; (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person); (c) the value, habitability, useability, design, operation or fitness for use of the Property; or (d) any latent, hidden or patent defect in the Property.

Dated: ________________, 19__               SELLER:

                                            LEASE PLAN NORTH AMERICA, INC.,
                                            an Illinois corporation

                                            By:   ______________________________

                                            Its:  ______________________________


                                            PURCHASER:

                                            [PURCHASER]
                                            a _____________________________

                                            By:   ______________________________

                                            Its:  ______________________________

                                   Schedule 1

                                    Property

                                    EXHIBIT G

                                  BILL OF SALE

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fair, Isaac and Company, Inc., a Delaware corporation ("Seller"), does hereby sell, transfer, and convey unto [PURCHASER] ("Buyer"), the personal property owned by Seller in connection with that certain real property commonly known as _______________, ________, California, which Seller warrants to be free and clear of all liens and encumbrances, including, without limitation, the personal property itemized on Schedule 1 attached hereto and incorporated herein by this reference.

         Seller does hereby covenant with Buyer that Seller is the lawful owner of such personal property, and that the undersigned has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

         DATED this ____ day of __________, 19__.

                          Seller: Fair, Isaac and Company, Inc., a Delaware corporation

                                            By:   ______________________________

                                            Its:  ______________________________


                                   Schedule 1

                                    Property

                                     E(1)-1